SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 14, 2003

TELEMETRIX INC.
(Exact Name of Registrant as Specified in its Charter)

                            Delaware                                               0-14724                                                      59-3453156
                        (State of incorporation)                     (Commission File Number)                (IRS Employer Identification Number)

1225 Sage Street
Gering, Nebraska 69341
(Address of Principal Executive Offices)

308-436-4090
(Registrant’s Telephone Number)

Item 1 – CHANGES IN CONTROL OF REGISTRANT

None.

Item 2 – ACQUISITION OR DISPOSITION OF ASSETS

None.

Item 3 – BANKRUPTCY OR RECEIVERSHIP

None.

Item 4 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

None.

Item 5. OTHER EVENTS.

On March 5, 2003 the registrant filed a Form 8-K notification of change of accountants and change in Chief Financial Officer. Because of this change in auditors and corporate officers, the registrant has undertaken a review of filings, audit and accountancy matters prepared under the direction of the prior financial officer and accounting firm. This additional level of review has created a significant amount of additional work. The registrant herewith notifies the commission of a delay in the completion and filing of the Form 10KSB and also advises the commission it is anticipated that the delay in filing should extend no later than April 30, 2003.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

Not Applicable

         (b) Pro Forma financial information.

Not Applicable

         (c) Index to Exhibits.

Not Applicable

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2003	Telemetrix Inc. /s/ Michael J. Tracy By: Michael J. Tracy Title: CEO, CFO